                                                                   EXHIBIT 10.19

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                                     Page 1 of 1

1. AMENDMENT NO.:        2. CONTRACT NO.:       3. EFFECTIVE DATE OF MODIFICATION:      4. PROGRAM:
       03                  YH04-0001-03                   OCTOBER 1, 2003                 DHCM-ACUTE

5. CONTRACTOR/PROVIDER NAME AND ADDRESS:

                              HEALTH CHOICE ARIZONA
                          1600 WEST BROADWAY, SUITE 260
                            TEMPE, ARIZONA 85282-1136

6. PURPOSE:

       To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

The purpose of this amendment is to adjust the Maternity Delivery Payment. In Amendment 02, the summary rate sheet by GSA had the incorrect rate stated; and, the Final Awarded Rate sheets had a rounding error in the reinsurance offset line. These errors have been corrected and are reflected in the attached revised capitation rates.

All other terms and conditions of the contract remains the same.

Note: Please sign, date and return one
      original to:                       Diane E. Harnisch, CPPB
                                         Contract Management Specialist
                                         AHCCCS Contracts and Purchasing
                                         701 E. Jefferson, MD5700 Phoenix,
                                         Arizona 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

   IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR:                10. ARIZONA HEALTH CARE COST CONTAINMENT
                                          SYSTEM

    Health Choice Arizona

SIGNATURE OF AUTHORIZED INDIVIDUAL:   SIGNATURE:

    /s/ Carolyn Rose                      /s/ MICHAEL VEIT
    ----------------                      -----------------

TYPED NAME:                           TYPED NAME:

    Carolyn Rose                          MICHAEL VEIT

TITLE:                                TITLE:

    Chief Executive officer               Contracts and Purchasing Administrator

DATE                                  DATE:

                                          September 10, 2003

AS OF:                       10/1/2003
PLAN:                  HEALTH CHOICE ARIZONA
ACUTE
GSA:                            4
COUNTY:            APACHE/COCONINO/MOHAVE/NAVAJO

                                                               ACUTE           ACUTE
                                                                PPC           ONGOING
                                                               -----          -------
TACI       TANF AND CHILDREN M & F < 1 YEAR                    737.97           383.00
TACS       TANF, CHILDREN AND SOBRA PREG FEMALE                 39.66            93.08
FMAL       TANF, CHILDREN, SOBRA FEMALES 14-44                 151.00           180.85
MALE       TANF, CHILDREN MALES 14-44                          122.40           137.53
ADLT       TANF M & F AND SOBRA FEMALES 45+                    281.97           325.23
SSIW       SSI AGED, DISABLED, BLIND MEDICARE                   38.50           266.88
SSIN       SSI AGED, DISABLED, BLIND NON-MEDICARE               86.12           572.83
SFPS       SOBRA FAMILY PLANNING SERVICES                                        13.96
SB10       TANF SUPPLEMENTAL BIRTH PAYMENT                                    5,289.63
SB11       SB PAYMENT FOR TANF EXPANDED                                       5,289.63
SB20       SSI W/O SUPPLEMENTAL BIRTH PAYMENT                                 5,289.63
SB21       SSI W/ SUPPLEMENTAL BIRTH PAYMENT                                  5,289.63
SB22       SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                          5,289.63
SB23       SB PAYMENT FOR SSI EXPANDED NO MEDICARE                            5,289.63
SB33       SB PAYMENT FOR AHCCCS CARE                                         5,289.63
SB34       SB PAYMENT FOR MED ELIGIBLES                                       5,289.63
SB36       SB PAYMENT FOR AHC CARE/MI                                         5,289.63
SB50       SOBRA SUPPLEMENTAL BIRTH PAYMENT                                   5,289.63
SB60       KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA       AHC CARE                                            590.95           419.64
MEDE       MED ELIGIBILITY                                   1,601.66           723.91
HS00       HOSPITALIZED KICK FOR AHCCCS CARE                                      0.00
HS01       HOSPITALIZED KICK FOR AHC CARE/MI                                      0.00
HS02       HOSPITALIZED KICK FOR MED ELIGIBLES                               10,548.19
HFML       HIFA FEMALE 14-44                                                    198.76
HMAL       HIFA MALE 14-44                                                      151.16
HADT       HIFA ADULT 45+, M & F                                                357.54
KIDI       KIDS < 1 M & F
KIDC       KIDS 1-13 M & F
KIDF       KIDS 14-19 FEMALE
KIDM       KIDS 14-19 MALE

AS OF:                       10/1/2003
PLAN:                  HEALTH CHOICE ARIZONA
ACUTE
GSA:                            8
COUNTY:                     GILA/PINAL

                                                               ACUTE           ACUTE
                                                                PPC           ONGOING
                                                               -----          -------
TACI       TANF AND CHILDREN M & F < 1 YEAR                    737.97           380.35
TACS       TANF, CHILDREN AND SOBRA PREG FEMALE                 39.66            92.41
FMAL       TANF, CHILDREN, SOBRA FEMALES 14-44                 151.00           160.67
MALE       TANF, CHILDREN MALES 14-44                          122.40           116.81
ADLT       TANF M & F AND SOBRA FEMALES 45+                    281.97           321.13
SSIW       SSI AGED, DISABLED, BLIND MEDICARE                   38.50           239.91
SSIN       SSI AGED, DISABLED, BLIND NON-MEDICARE               86.12           509.05
SFPS       SOBRA FAMILY PLANNING SERVICES                                        15.49
SB10       TANF SUPPLEMENTAL BIRTH PAYMENT                                    5,606.32
SB11       SB PAYMENT FOR TANF EXPANDED                                       5,606.32
SB20       SSI W/O SUPPLEMENTAL BIRTH PAYMENT                                 5,606.32
SB21       SSI W/ SUPPLEMENTAL BIRTH PAYMENT                                  5,606.32
SB22       SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                          5,606.32
SB23       SB PAYMENT FOR SSI EXPANDED NO MEDICARE                            5,606.32
SB33       SB PAYMENT FOR AHCCCS CARE                                         5,606.32
SB34       SB PAYMENT FOR MED ELIGIBLES                                       5,606.32
SB36       SB PAYMENT FOR AHC CARE/MI                                         5,606.32
SB50       SOBRA SUPPLEMENTAL BIRTH PAYMENT                                   5,606.32
SB60       KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA       AHC CARE                                            554.83           386.59
MEDE       MED ELIGIBILITY                                   1,584.83           730.00
HS00       HOSPITALIZED KICK FOR AHCCCS CARE                                      0.00
HS01       HOSPITALIZED KICK FOR AHC CARE/MI                                      0.00
HS02       HOSPITALIZED KICK FOR MED ELIGIBLES                                9,355.58
HFML       HIFA FEMALE 14-44                                                    176.58
HMAL       HIFA MALE 14-44                                                      128.38
HADT       HIFA ADULT 45+, M & F                                                353.05
KIDI       KIDS < 1 M & F
KIDC       KIDS 1-13 M & F
KIDF       KIDS 14-19 FEMALE
KIDM       KIDS 14-19 MALE

AS OF:                       10/1/2003
PLAN:                  HEALTH CHOICE ARIZONA
ACUTE
GSA:                            10
COUNTY:                        PIMA

                                                               ACUTE           ACUTE
                                                                PPC           ONGOING
                                                               -----          -------
TACI       TANF AND CHILDREN M & F < 1 YEAR                  1,200.85           372.73
TACS       TANF, CHILDREN AND SOBRA PREG FEMALE                 39.66            88.86
FMAL       TANF, CHILDREN, SOBRA FEMALES 14-44                 157.05           160.25
MALE       TANF, CHILDREN MALES 14-44                          127.30           111.45
ADLT       TANF M & F AND SOBRA FEMALES 45+                    293.24           347.05
SSIW       SSI AGED, DISABLED, BLIND MEDICARE                   30.10           253.64
SSIN       SSI AGED, DISABLED, BLIND NON-MEDICARE               81.25           551.47
SFPS       SOBRA FAMILY PLANNING SERVICES                                        11.78
SB10       TANF SUPPLEMENTAL BIRTH PAYMENT                                    5,456.54
SB11       SB PAYMENT FOR TANF EXPANDED                                       5,456.54
SB20       SSI W/O SUPPLEMENTAL BIRTH PAYMENT                                 5,456.54
SB21       SSI W/ SUPPLEMENTAL BIRTH PAYMENT                                  5,456.54
SB22       SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                          5,456.54
SB23       SB PAYMENT FOR SSI EXPANDED NO MEDICARE                            5,456.54
SB33       SB PAYMENT FOR AHCCCS CARE                                         5,456.54
SB34       SB PAYMENT FOR MED ELIGIBLES                                       5,456.54
SB36       SB PAYMENT FOR AHC CARE/MI                                         5,456.54
SB50       SOBRA SUPPLEMENTAL BIRTH PAYMENT                                   5,456.54
SB60       KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA       AHC CARE                                            601.35           345.60
MEDE       MED ELIGIBILITY                                   1,624.59           726.34
HS00       HOSPITALIZED KICK FOR AHCCCS CARE                                      0.00
HS01       HOSPITALIZED KICK FOR AHC CARE/MI                                      0.00
HS02       HOSPITALIZED KICK FOR MED ELIGIBLES                                9,723.91
HFML       HIFA FEMALE 14-44                                                    176.10
HMAL       HIFA MALE 14-44                                                      122.49
HADT       HIFA ADULT 45+, M & F                                                381.57
KIDI       KIDS < 1 M & F
KIDC       KIDS 1-13 M & F
KIDF       KIDS 14-19 FEMALE
KIDM       KIDS 14-19 MALE

AS OF:                       10/1/2003
PLAN:                  HEALTH CHOICE ARIZONA
ACUTE
GSA:                            12
COUNTY:                      MARICOPA

                                                               ACUTE           ACUTE
                                                                PPC           ONGOING
                                                               -----          -------
TACI       TANF AND CHILDREN M & F < 1 YEAR                  1,196.40           372.71
TACS       TANF, CHILDREN AND SOBRA PREG FEMALE                 39.66            93.54
FMAL       TANF, CHILDREN, SOBRA FEMALES 14-44                 157.05           161.06
MALE       TANF, CHILDREN MALES 14-44                          127.30           119.45
ADLT       TANF M & F AND SOBRA FEMALES 45+                    293.24           327.04
SSIW       SSI AGED, DISABLED, BLIND MEDICARE                   30.21           233.51
SSIN       SSI AGED, DISABLED, BLIND NON-MEDICARE               81.25           498.98
SFPS       SOBRA FAMILY PLANNING SERVICES                                        16.32
SB10       TANF SUPPLEMENTAL BIRTH PAYMENT                                    5,668.10
SB11       SB PAYMENT FOR TANF EXPANDED                                       5,668.10
SB20       SSI W/O SUPPLEMENTAL BIRTH PAYMENT                                 5,668.10
SB21       SSI W/ SUPPLEMENTAL BIRTH PAYMENT                                  5,668.10
SB22       SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                          5,668.10
SB23       SB PAYMENT FOR SSI EXPANDED NO MEDICARE                            5,668.10
SB33       SB PAYMENT FOR AHCCCS CARE                                         5,668.10
SB34       SB PAYMENT FOR MED ELIGIBLES                                       5,668.10
SB36       SB PAYMENT FOR AHC CARE/MI                                         5,668.10
SB50       SOBRA SUPPLEMENTAL BIRTH PAYMENT                                   5,668.10
SB60       KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA       AHC CARE                                            538.76           404.81
MEDE       MED ELIGIBILITY                                   1,572.86           734.18
HS00       HOSPITALIZED KICK FOR AHCCCS CARE                                      0.00
HS01       HOSPITALIZED KICK FOR AHC CARE/MI                                      0.00
HS02       HOSPITALIZED KICK FOR MED ELIGIBLES                                9,244.71
HFML       HIFA FEMALE 14-44                                                    177.01
HMAL       HIFA MALE 14-44                                                      131.28
HADT       HIFA ADULT 45+, M & F                                                359.55
KIDI       KIDS < 1 M & F
KIDC       KIDS 1-13 M & F
KIDF       KIDS 14-19 FEMALE
KIDM       KIDS 14-19 MALE

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 4 -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

         [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    $362.08        $ 88.38         $170.68         $127.08         $308.53
-------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                                   1.46%          2.79%           3.22%           3.71%           3.14%
Cost Sharing Proposal Adjustment              0.00%          0.00%           0.00%           0.00%           0.00%
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment                  -1.74%          0.09%          -0.13%           1.70%          -0.02%
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)            -0.10%         -0.02%          -0.05%          -0.03%          -0.05%
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                            -0.17%         -0.06%          -0.16%          -0.30%          -0.41%
Premium Tax Implementation
 Adjustment                                   2.04%          2.04%           2.04%           2.04%           2.04%
-----------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                                1.45%          4.89%           4.97%           7.27%           4.75%
-----------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                    $367.33        $ 92.70         $179.15         $136.32         $323.17
-----------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (3)                   4.27%          0.40%           0.95%           0.88%           0.64%
=================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible               $383.00        $ 93.08         $180.85         $137.53         $325.23
-----------------------------------------------------------------------------------------------------------------

         [ILLEGIBLE]                      [ILLEGIBLE]      [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]    [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    $  255.77         $516.54       $13.68       $5,238.20       $740.35
---------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                                     2.00%           2.94%        0.00%          -0.73%         0.00%
Cost Sharing Proposal Adjustment                0.00%           0.00%        0.00%           0.00%         0.00%
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment                     0.18%           3.76%        0.00%           0.00%         0.00%
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)              -0.02%          -0.04%       -0.02%          -0.09%         0.00%
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                              -0.09%          -0.38%        0.00%           0.04%         0.00%
Premium Tax Implementation
 Adjustment                                     2.04%           2.04%        2.04%           2.04%         2.04%
---------------------------------------------------------------------------------------------------------------
  Total Adjustment Impacting
   Base PMPM (2)                                4.16%           8.53%        2.02%           1.24%         2.04%
---------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                    $  266.41         $560.62       $13.96       $5,303.20       $755.46
---------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (3)                     0.18%           2.18%        0.00%          -0.26%         0.00%
===============================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible               $  266.88         $572.83       $13.96       $5,289.63       $755.46
---------------------------------------------------------------------------------------------------------------

         [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]     [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                     $566.00       $420.48    $ 1,537.54        $732.17    $ 10,269.35
-------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                                    2.77%         2.77%         2.65%          2.65%          1.39%
Cost Sharing Proposal Adjustment               0.00%        -4.41%         0.00%         -5.09%          0.00%
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment                    0.00%         0.00%         0.00%          0.00%          0.00%
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)             -0.06%        -0.06%        -0.06%         -0.06%         -0.23%
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                             -0.38%        -0.38%        -0.49%         -0.49%         -0.49%
Premium Tax Implementation
 Adjustment                                    2.04%         2.04%         2.04%          2.04%          2.04%
-------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                                 4.41%        -0.20%         4.17%         -1.13%          2.72%
-------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                     $590.95       $419.64    $ 1,601.66        $723.91    $ 10,548.19
-------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (3)                    0.00%         0.00%         0.00%          0.00%          0.00%
=============================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible               $ 590.95       $419.64    $ 1,601.66        $723.91    $ 10,548.19
-------------------------------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

        [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE    [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $714.74      $37.84       $143.67     $116.05       $ 269.14     $  37.03       $ 82.34
---------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                                  1.46%       2.79%         3.22%       3.71%          3.14%        2.00%         2.94%
Cost Sharing Proposal Adjustment             0.00%       0.00%         0.00%       0.00%          0.00%        0.00%         0.00%
Reinsurance Incorporating
 Catastrophic and  Transplant
 Data Adjustment                             0.00%       0.00%         0.00%       0.00%          0.00%        0.00%         0.00%
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)           -0.10%      -0.02%        -0.05%      -0.03%         -0.05%       -0.02%        -0.04%
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                           -0.17%      -0.06%        -0.16%      -0.30%         -0.41%       -0.09%        -0.38%
Premium Tax Implementation
 Adjustment                                  2.04%       2.04%         2.04%       2.04%          2.04%        2.04%         2.04%
---------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                               3.25%       4.80%         5.11%       5.47%          4.77%        3.97%         4.60%
---------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                   $737.97      $39.66       $151.00     $122.40       $ 291.97     $  38.50       $ 86.12
---------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible                      0.00%       0.00%         0.00%       0.00%          0.00%        0.00%         0.00%
=================================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible              $737.97      $39.66       $151.00     $122.40       $ 281.97     $  38.50       $ 86.12
---------------------------------------------------------------------------------------------------------------------------------

        [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment            N/A          N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)           N/A          N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                           N/A          N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation
 Adjustment                                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                              N/A          N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
=================================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible                N/A          N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     1 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 4 -
                              (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

         [ILLEGIBLE]                   [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]      [ILLEGIBLE]      [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 362.08         $ 88.38         $ 170.68         $ 127.08         $ 308.53
--------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                             $   5.29         $  2.46         $   5.50         $   4.71         $   9.70
Cost Sharing Proposal Adjustment        $   0.00         $  0.00         $   0.00         $   0.00         $   0.00
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment            ($   6.40)        $  0.08        ($   0.23)        $   2.25        ($   0.06)
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)      ($   0.37)       ($  0.02)       ($   0.08)       ($   0.04)       ($   0.15)
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                      ($   0.61)       ($  0.06)       ($   0.29)       ($   0.40)       ($   1.32)
Premium Tax Implementation
 Adjustment                             $   7.35         $  1.85         $   3.58         $   2.73         $   6.46
--------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM                              $   5.25         $  4.32         $   8.47         $   9.24         $  14.64
--------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                 $ 367.33         $ 92.70         $ 179.15         $ 136.32         $ 323.17
--------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (2)             $  15.67         $  0.38         $   1.70         $   1.21         $   2.06
====================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible            $ 383.00         $ 93.08         $ 180.85         $ 137.53         $ 325.23
--------------------------------------------------------------------------------------------------------------------

        [ILLEGIBLE]                    [ILLEGIBLE]     [ILLEGIBLE]       [ILLEGIBLE]        [ILLEGIBLE]       [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 255.77         $ 516.54         $   13.88          $ 5,238.20         $  740.35
-------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                             $   5.13         $  15.16         $    0.00         ($    37.98)        $    0.00
Cost Sharing Proposal Adjustment        $   0.00         $   0.00         $    0.00          $     0.00         $    0.00
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment             $   0.47         $  20.01         $    0.00          $     0.00         $    0.00
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)      ($   0.05)       ($   0.22)       ($    0.00)        ($     4.93)        $    0.00
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                      ($   0.24)       ($   2.09)        $    0.00          $     1.85         $    0.00
Premium Tax Implementation
 Adjustment                             $   5.33         $  11.21         $    0.28          $   106.06         $   15.11
-------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM                              $  10.64         $  44.08         $    0.28          $    65.00         $   15.11
-------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                 $ 266.41         $ 560.82         $   13.96          $ 5,303.20         $  755.46
-------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (2)             $   0.47         $  12.21         $    0.00         ($    13.56)        $    0.00
=========================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible            $ 266.88         $ 572.83         $   13.96          $ 5,289.63         $  755.46
-------------------------------------------------------------------------------------------------------------------------

        [ILLEGIBLE]                    [ILLEGIBLE]      [ILLEGIBLE]        [ILLEGIBLE]         [ILLEGIBLE]        [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 566.00         $   420.48         $ 1,537.54         $    732.17         $10,269.35
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                             $  15.66         $    11.84         $    40.74         $     19.40         $   142.47
Cost Sharing Proposal Adjustment        $   0.00        ($    19.06)        $     0.00        ($     38.23)        $     0.00
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment             $   0.00         $     0.00         $     0.00         $      0.00         $     0.00
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)      ($   0.33)       ($     0.23)       ($     0.92)       ($      0.42)       ($    23.68)
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                      ($   2.21)       ($     1.57)       ($     7.73)       ($      3.49)       ($    50.90)
Premium Tax Implementation
 Adjustment                             $  11.82         $     8.39         $    32.03         $     14.48         $   210.96
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM                              $  24.95        ($     0.84)        $    64.12        ($      8.27)        $   278.85
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                 $ 590.95         $   419.64         $ 1,601.66         $    723.91         $10,548.19
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible (2)             $   0.00         $     0.00         $     0.00         $      0.00         $     0.00
=============================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible            $ 590.95         $   419.84         $ 1,601.66         $    723.91         $10,548.19
-----------------------------------------------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

       [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                $ 714.74      $ 37.84      $ 143.67      $ 116.05      $ 269.14      $ 37.03      $ 82.34
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                            $  10.44      $  1.05      $   4.63      $   4.30      $   8.46      $  0.74      $  2.42
Cost Sharing Proposal Adjustment       $   0.00      $  0.00      $   0.00      $   0.00      $   0.00      $  0.00      $  0.00
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment            $   0.00      $  0.00      $   0.00      $   0.00      $   0.00      $  0.00      $  0.00
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)     ($   0.75)    ($  0.01)    ($   0.07)    ($   0.04)    ($   0.13)    ($  0.01)    ($  0.03)
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                     ($   1.23)    ($  0.02)    ($   0.24)    ($   0.36)    ($   1.15)    ($  0.03)    ($  0.32)
Premium Tax Implementation
 Adjustment                            $  14.76      $  0.79      $   3.02      $   2.45      $   5.64      $  0.77      $  1.72
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM                             $  23.23      $  1.82      $   7.33      $   6.35      $  12.83      $  1.47      $  3.78
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                $ 737.97      $ 39.66      $ 151.00      $ 122.40      $ 281.97      $ 38.50      $ 86.12
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible                $   0.00      $  0.00      $   0.00      $   0.00      $   0.00      $  0.00      $  0.00
==================================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible           $ 737.97      $ 39.66      $ 151.00      $ 122.40      $ 281.97      $ 38.50      $ 86.12
----------------------------------------------------------------------------------------------------------------------------------

       [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
 Adjustment                               N/A          N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment          N/A          N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating
 Catastrophic and
 Transplant Data Adjustment               N/A          N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend
 Update Adjustment - (4.0%
 estimate changed to 3.8% actual)         N/A          N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule
 Change (Referral Physician and
 Lab & X-Ray COS)                         N/A          N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation
 Adjustment                               N/A          N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM                                N/A          N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the $20k
 Reinsurance Deductible                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
 Reinsurance Deductible                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
===============================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance Deductible              N/A          N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

1. The kidsCare age cohort covers individuals 14 - 18 years of age, while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     2 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 8 -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                 [ILLEGIBLE]                       [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                              $361.00       $87.78       $151.60      $107.87
----------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  1.46%        2.79%         3.22%        3.71%
Cost Sharing Proposal Adjustment                        0.00%        0.00%         0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             -1.74%        0.09%        -0.13%        1.70%
Hospital Inpatient DRI Trend Update Adjustment-
(4.0% estimate changed to 3.8% actual)                 -0.10%       -0.02%        -0.05%       -0.03%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.17%       -0.06%        -0.16%       -0.30%
Premium Tax Implementation Adjustment                   2.04%        2.04%         2.04%        2.04%
----------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                1.45%        4.89%         4.97%        7.27%
----------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                          $366.24       $92.07       $159.13      $115.71
----------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible (3)                                          3.85%        0.37%         0.97%        0.95%
====================================================================================================
Adjusted Awarded PMPM for plans Electing the
$35k Reinsurance Deductible                          $380.35       $92.41       $160.67      $116.81
----------------------------------------------------------------------------------------------------

                 [ILLEGIBLE]                       [ILLEGIBLE]    [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------
Originally Awarded PMPM                              $304.79       $229.93       $458.90
----------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  3.14%         2.00%         2.94%
Cost Sharing Proposal Adjustment                        0.00%         0.00%         0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             -0.02%         0.18%         3.76%
Hospital Inpatient DRI Trend Update Adjustment-
(4.0% estimate changed to 3.8% actual)                 -0.05%        -0.02%        -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.41%        -0.09%        -0.38%
Premium Tax Implementation Adjustment                   2.04%         2.04%         2.04%
----------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                4.75%         4.16%         8.53%
----------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                          $319.25       $239.49       $498.06
----------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible (3)                                          0.59%         0.18%         2.21%
========================================================================================
Adjusted Awarded PMPM for plans Electing the
$35k Reinsurance Deductible                          $321.13       $239.91       $509.05
----------------------------------------------------------------------------------------

                 [ILLEGIBLE]                     [ILLEGIBLE]    [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $15.18       $5,549.77       $740.35       $531.41
-----------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment               0.00%          -0.73%         0.00%         2.77%
Cost Sharing Proposal Adjustment                     0.00%           0.00%         0.00%         0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                           0.00%           0.00%         0.00%         0.00%
Hospital Inpatient DRI Trend Update Adjustment-
(4.0% estimate changed to 3.8% actual)              -0.02%          -0.09%         0.00%        -0.06%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             0.00%           0.04%         0.00%        -0.38%
Premium Tax Implementation Adjustment                2.04%           2.04%         2.04%         2.04%
-----------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)             2.02%           1.24%         2.04%         4.41%
-----------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $15.49       $5,618.63       $755.46       $554.83
-----------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible (3)                                       0.00%          -0.22%         0.00%         0.00%
=====================================================================================================
Adjusted Awarded PMPM for plans Electing the
$35k Reinsurance Deductible                        $15.49       $5,606.32       $755.46       $554.83
-----------------------------------------------------------------------------------------------------

                 [ILLEGIBLE]                     [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $387.36        $1,521.38        $738.34        $9,108.27
-----------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                2.77%            2.65%          2.65%            1.39%
Cost Sharing Proposal Adjustment                     -4.41%            0.00%         -5.09%            0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                            0.00%            0.00%          0.00%            0.00%
Hospital Inpatient DRI Trend Update Adjustment-
(4.0% estimate changed to 3.8% actual)               -0.06%           -0.06%         -0.06%           -0.23%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             -0.38%           -0.49%         -0.49%           -0.49%
Premium Tax Implementation Adjustment                 2.04%            2.04%          2.04%            2.04%
-----------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)             -0.20%            4.17%         -1.13%            2.72%
-----------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $386.59        $1,584.83        $730.00        $9,355.58
-----------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible (3)                                        0.00%            0.00%          0.00%            0.00%
===========================================================================================================
Adjusted Awarded PMPM for plans Electing the
$35k Reinsurance Deductible                        $386.59        $1,584.83        $730.00        $9,355.58
-----------------------------------------------------------------------------------------------------------

                        PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                 [ILLEGIBLE]                          [ILLEGIBLE]     [ILLEGIBLE]    [ILLEGIBLE]    [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                 $714.74         $37.84         $143.67        $116.05
--------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                     1.46%          2.79%           3.22%          3.71%
Cost Sharing Proposal Adjustment                           0.00%          0.00%           0.00%          0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                                 0.00%          0.00%           0.00%          0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                    -0.10%         -0.02%          -0.05%         -0.03%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)                  -0.17%         -0.06%          -0.16%         -0.30%
Premium Tax Implementation Adjustment                      2.04%          2.04%           2.04%          2.04%
--------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                   3.25%          4.80%           5.11%          5.47%
--------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                             $737.97         $39.66         $151.00        $122.40
--------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance Deductible         0.00%          0.00%           0.00%          0.00%
==============================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                             $737.97         $39.66         $151.00        $122.40
--------------------------------------------------------------------------------------------------------------


                 [ILLEGIBLE]                          [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------
Originally Awarded PMPM                                $269.14        $37.03       $82.34
------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                    3.14%         2.00%        2.94%
Cost Sharing Proposal Adjustment                          0.00%         0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                                0.00%         0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                   -0.05%        -0.02%       -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)                 -0.41%        -0.09%       -0.38%
Premium Tax Implementation Adjustment                     2.04%         2.04%        2.04%
------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                  4.77%         3.97%        4.60%
------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            $281.97        $38.50       $86.12
------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance Deductible        0.00%         0.00%        0.00%
==========================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            $281.97        $38.50       $86.12
------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                        [ILLEGIBLE]      [ILLEGIBLE]   [ILLEGIBLE]    [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                  N/A             N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                   N/A             N/A            N/A            N/A
Cost Sharing Proposal Adjustment                         N/A             N/A            N/A            N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                               N/A             N/A            N/A            N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                   N/A             N/A            N/A            N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)                 N/A             N/A            N/A            N/A
Premium Tax Implementation Adjustment                    N/A             N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                 N/A             N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                              N/A             N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance Deductible       N/A             N/A            N/A            N/A
==========================================================================================================
Adjusted Awarded PMPM For Plans Electing the
$35k Reinsurance Deductible                              N/A             N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                            [ILLEGIBLE]    [ILLEGIBLE]     [ILLEGIBLE]
---------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                     N/A             N/A             N/A
-----------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                      N/A             N/A             N/A
Cost Sharing Proposal Adjustment                            N/A             N/A             N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                                  N/A             N/A             N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                      N/A             N/A             N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)                    N/A             N/A             N/A
Premium Tax Implementation Adjustment                       N/A             N/A             N/A
-----------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                    N/A             N/A             N/A
-----------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                                 N/A             N/A             N/A
-----------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance Deductible          N/A             N/A             N/A
===============================================================================================
Adjusted Awarded PMPM For Plans Electing the
$35k Reinsurance Deductible                                 N/A             N/A             N/A
-----------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes Individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2. The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     3 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 8 -
                              (EFFECTIVE 10/01/03)

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                  [ILLEGIBLE]                       [ILLEGIBLE]     [ILLEGIBLE]     [ILLEGIBLE]    [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                $361.00        $  87.78         $151.60        $107.87
-------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 $  5.27        $   2.45         $  4.88        $  4.00
Cost Sharing Proposal Adjustment                       $  0.00        $   0.00         $  0.00        $  0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                            ($  6.38)       $   0.08        ($  0.21)       $  1.91
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                ($  0.37)      ($   0.02)       ($  0.07)      ($  0.04)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)              ($  0.61)      ($   0.05)       ($  0.26)      ($  0.34)
Premium Tax Implementation Adjustment                  $  7.32        $   1.84         $  3.18        $  2.31
-------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                   $  5.24        $   4.29         $  7.53        $  7.84
-------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            $366.24        $  92.07         $159.13        $115.71
=============================================================================================================
Impact of Electing the $35k Reinsurance
Deductible (2)                                         $ 14.11        $   0.34         $  1.54        $  1.10
-------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM For Plans Electing the
$35k Reinsurance Deductible                            $380.35        $  92.41         $160.67        $116.81
-------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                       [ILLEGIBLE]     [ILLEGIBLE]    [ILLEGIBLE]
----------------------------------------------------------------------------------------------
Originally Awarded PMPM                               $304.79         $ 229.93        $458.90
---------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                $  9.58         $   4.61        $ 13.47
Cost Sharing Proposal Adjustment                      $  0.00         $   0.00        $  0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                           ($  0.06)        $   0.42        $ 17.78
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)               ($  0.15)       ($   0.04)      ($  0.10)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             ($  1.30)       ($   0.21)      ($  1.80)
Premium Tax Implementation Adjustment                 $  6.39         $   4.79        $  9.96
---------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                  $ 14.46         $   9.56        $ 39.16
---------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                           $319.25         $ 239.49        $498.06
=============================================================================================
Impact of Electing the $35k Reinsurance
Deductible (2)                                        $  1.87         $   0.42        $ 10.99
---------------------------------------------------------------------------------------------
Adjusted Awarded PMPM For Plans Electing the
$35k Reinsurance Deductible                           $321.13         $ 239.91        $509.05
---------------------------------------------------------------------------------------------

          [ILLEGIBLE]             [ILLEGIBLE]     [ILLEGIBLE]      [ILLEGIBLE]   [ILLEGIBLE]
--------------------------------------------------------------------------------------------
Originally Awarded PMPM              $15.18         $5,549,77        $740.35        $531.41
-------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                           $ 0.00        ($   40.24)       $  0.00        $ 14.71
Cost Sharing Proposal
Adjustment                           $ 0.00         $    0.00        $  0.00        $  0.00
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                      $ 0.00         $    0.00        $  0.00        $  0.00
Hospital Inpatient DRI Trend
Update Adjustment -
(4.0% estimate changed to
3.8% actual)                        ($ 0.00)       ($    5.23)       $  0.00       ($  0.31)
Fee-for-Service Schedule Change
(Referral Physician and
Lab & X-Ray COS)                     $ 0.00         $    1.96        $  0.00       ($  2.07)
Premium Tax Implementation
Adjustment                           $ 0.31         $  112.37        $ 15.11        $ 11.10
-------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                            $ 0.31         $   68.86        $ 15.11        $ 23.42
-------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                           $15.49         $5,618.83        $755.46        $554.83
-------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible (2)           $ 0.00        ($   12.31)       $  0.00        $  0.00
===========================================================================================
Adjusted Awarded PMPM For Plans
Electing the $35k Reinsurance
Deductible                           $15.49         $5,606.32        $755.46        $554.83
-------------------------------------------------------------------------------------------

                  [ILLEGIBLE]         [ILLEGIBLE]     [ILLEGIBLE]      [ILLEGIBLE]    [ILLEGIBLE]
-------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $387.36         $1,521.38        $738.34       $9,108.27
-------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                              $ 10.72         $   40.31        $ 19.56       $  126.36
Cost Sharing Proposal
Adjustment                             ($ 17.56)        $    0.00       ($ 38.56)      $    0.00
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                         $  0.00         $    0.00        $  0.00       $    0.00
Hospital Inpatient DRI Trend
Update Adjustment -
(4.0% estimate changed to
3.8% actual)                           ($  0.21)       ($    0.91)      ($  0.42)     ($   21.01)
Fee-for-Service Schedule Change
(Referral Physician and
Lab & X-Ray COS)                       ($  1.45)       ($    7.65)      ($  3.52)     ($   45.15)
Premium Tax Implementation
Adjustment                              $  7.73         $   31.70        $ 14.60       $  187.11
------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                              ($  0.77)        $   63.45       ($  8.34)      $  247.32
------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                              $386.59         $1,584.83        $730.00       $9,355.58
------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible (2)              $  0.00         $    0.00        $  0.00       $    0.00
================================================================================================
Adjusted Awarded PMPM For Plans
Electing the $35k Reinsurance
Deductible                              $386.59         $1,584.83        $730.00       $9,355.58
------------------------------------------------------------------------------------------------

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                 [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                             $714.74       $37.84        $143.67       $116.05
-----------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment              $ 10.44       $ 1.05        $  4.93       $  4.30
Cost Sharing Proposal Adjustment                    $  0.00       $ 0.00        $  0.00       $  0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                          $  0.00       $ 0.00        $  0.00       $  0.00
Hospital Inpatient DRI Trend Update Adjustment
-(4.0% estimate changed to 3.8% actual)            ($  0.75)     ($ 0.01)      ($  0.07)     ($  0.04)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)           ($  1.23)     ($ 0.02)      ($  0.24)     ($  0.36)
Premium Tax Implementation Adjustment               $ 14.76       $ 0.79        $  3.02       $  2.45
-----------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                $ 23.23       $ 1.82        $  7.33       $  6.35
-----------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                         $737.97       $38.66        $151.00       $122.40
-----------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                          $  0.00       $ 0.00        $  0.00       $  0.00
=====================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                         $737.97       $39.66        $151.00       $122.40
-----------------------------------------------------------------------------------------------------

                 [ILLEGIBLE]                       [ILLEGIBLE]    [ILLEGIBLE]     [ILLEGIBLE]
--------------------------------------------------------------------------------------------
Originally Awarded PMPM                               $269.14        $37.03          $82.34
-------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                $  8.46        $ 0.74          $ 2.42
Cost Sharing Proposal Adjustment                      $  0.00        $ 0.00          $ 0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                            $  0.00        $ 0.00          $ 0.00
Hospital Inpatient DRI Trend Update Adjustment
-(4.0% estimate changed to 3.8% actual)              ($  0.13)      ($ 0.01)        ($ 0.03)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)             ($  1.15)      ($ 0.03)        ($ 0.32)
Premium Tax Implementation Adjustment                 $  5.64        $ 0.77          $ 1.72
-------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                  $ 12.83        $ 1.47          $ 3.78
-------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                           $281.97        $38.50          $86.12
-------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                            $  0.00        $ 0.00          $ 0.00
===========================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                           $281.97        $38.50          $88.12
-------------------------------------------------------------------------------------------

                 [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                             N/A          N/A         N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment              N/A          N/A         N/A         N/A          N/A         N/A          N/A
Cost Sharing Proposal Adjustment                    N/A          N/A         N/A         N/A          N/A         N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                          N/A          N/A         N/A         N/A          N/A         N/A          N/A
Hospital Inpatient DRI Trend Update Adjustment
-(4.0% estimate changed to 3.8% actual)             N/A          N/A         N/A         N/A          N/A         N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)            N/A          N/A         N/A         N/A          N/A         N/A          N/A
Premium Tax Implementation Adjustment               N/A          N/A         N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                N/A          N/A         N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                         N/A          N/A         N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                          N/A          N/A         N/A         N/A          N/A         N/A          N/A
==================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                         N/A          N/A         N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers Individuals 14-18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     4 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                            FINAL AWARDED RATE-CYE04
                       -HEALTH CHOICE: GSA 10 PIMA ONLY-
                              (EFFECTIVE 10/01/03)

                PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

[ILLEGIBLE]                              [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $ 352.67     $  84.37      $ 151.12      $ 102.82     $ 329.46     $ 243.09     $ 497.41
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment        1.46%        2.79%         3.22%         3.71%        3.14%        2.00%        2.94%
Cost Sharing Proposal Adjustment              0.00%        0.00%         0.00%         0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment               -1.74%        0.09%        -0.13%         1.70%       -0.02%        0.18%        3.76%
Hospital Impatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                              -0.10%       -0.02%        -0.05%        -0.03%       -0.05%       -0.02%       -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)     -0.17%       -0.06%        -0.16%        -0.30%       -0.41%       -0.09%       -0.38%
Premium Tax Implementation Adjustment         2.04%        2.04%         2.04%         2.04%        2.04%        2.04%        2.04%
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)       1.45%        4.89%         4.97%         7.27%        4.75%        4.16%        8.53%
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance Deductible  $ 357.79     $  88.50      $ 158.62      $ 110.30     $ 345.10     $ 253.20     $ 539.85
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                     4.18%        0.41%         1.02%         1.05%        0.57%        0.17%        2.15%
===================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                $ 372.73     $  88.86      $ 160.25      $ 111.45     $ 347.05     $ 253.64     $ 551.47
-----------------------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                [ILLEGIBLE]    [ILLEGIBLE]     [ILLEGIBLE]   [ILLEGIBLE]    [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                     $  11.55      $ 5,402.48       $ 740.35      $ 575.97       $ 346.29
------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment          0.00%          -0.73%          0.00%         2.77%          2.77%
Cost Sharing Proposal Adjustment                0.00%           0.00%          0.00%         0.00%         -4.41%
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment                  0.00%           0.00%          0.00%         0.00%          0.00%
Hospital Impatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                                -0.02%          -0.09%          0.00%        -0.06%         -0.06%
Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                      0.00%           0.04%          0.00%        -0.38%         -0.38%
Premium Tax Implementation Adjustment           2.04%           2.04%          2.04%         2.04%          2.04%
------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)         2.02%           1.24%          2.04%         4.41%         -0.20%
------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible             $  11.78      $ 5,469.52       $ 755.46      $ 601.35       $ 345.60
------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                       0.00%          -0.24%          0.00%         0.00%          0.00%
==================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                  $  11.78      $ 5,456.54       $ 755.46      $ 601.35       $ 345.60
------------------------------------------------------------------------------------------------------------------

[ILLEGIBLE]                                 [ILLEGIBLE]    [ILLEGIBLE]     [ILLEGIBLE]
--------------------------------------------------------------------------------------
Originally Awarded PMPM                     $ 1,559.55      $ 734.64       $ 9,488.88
--------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment            2.65%         2.65%            1.39%
Cost Sharing Proposal Adjustment                  0.00%        -5.09%            0.00%
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment                    0.00%         0.00%            0.00%
Hospital Impatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                                  -0.06%        -0.08%           -0.23%
Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                       -0.49%        -0.49%           -0 49%
Premium Tax Implementation Adjustment             2.04%         2.04%            2.04%
--------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)           4.17%        -1.13%            2.72%
--------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible             $ 1,624.59      $ 726.34       $ 9,723.91
--------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                         0.00%         0.00%            0.00%
======================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                  $ 1,624.59      $ 726.34       $ 9,723.91
--------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

      [ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                      N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment       N/A          N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment             N/A          N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment               N/A          N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update
Adjustment -(4.0% estimate changed
to 3.8% actual)                              N/A          N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)     N/A          N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment        N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                      N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                       N/A          N/A          N/A          N/A          N/A          N/A          N/A
==================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

      [ILLEGIBLE]                        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                  $ 1,163.05    $ 37.84      $ 149.42     $ 120.69     $ 279.90     $  28.95     $  77.68
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment         1.46%      2.79%         3.22%        3.71%        3.14%        2.00%        2.94%
Cost Sharing Proposal Adjustment               0.00%      0.00%         0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment                 0.00%      0.00%         0.00%        0,00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update
Adjustment -(4.0% estimate changed
to 3.8% actual)                               -0.10%     -0.02%        -0.05%       -0.03%       -0.05%       -0.02%       -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)      -0.17%     -0.06%        -0.16%       -0.30%       -0.41%       -0.09%       -0.38%
Premium Tax Implementation Adjustment          2.04%      2.04%         2.04%        2.04%        2.04%        2.04%        2.04%
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)        3.25%      4.80%         5.11%       5. 47%        4.77%        3.97%        4.80%
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                               $ 1,200.85    $ 39.66      $ 157.05     $ 127.30     $ 293.24     $  30.10     $  81.25
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                         0.00%      0.00%         0.00%        0.00%        0.00%        0.00%        0 00%
==================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                               $ 1,200.85    $ 39.66      $ 157.05     $ 127.30     $ 293.24     $  30.10     $  81.25
----------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                         [ILLEGIBLE]

                                     5 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                      - HEALTH CHOICE: GSA 10 PIMA ONLY -
                              (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

              [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                        $ 352.67     $  84.37     $ 151.12     $ 102.82     $ 329.46     $ 243.09
--------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment         $   5.15     $   2.35     $   4.87     $   3.81     $  10.36     $   4.87
Cost Sharing Proposal Adjustment               $   0.00     $   0.00     $   0.00     $   0.00     $   0.00     $   0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                    ($   6.23)    $   0.08    ($   0.21)    $   1.82    ($   0.06)    $   0.44
Hospital Inpatient DRI Trend Update
Adjustment -(4.0% estimate changed to
3.8% actual)                                  ($   0.36)   ($   0.02)   ($   0.07)   ($   0.04)   ($   0.16)   ($   0.04)
Fee-for-Service Schedule Change (Referral
Physician and Lab & X-Ray COS)                ($   0.60)   ($   0.05)   ($   0.26)   ($   0.32)   ($   1.40)   ($   0.23)
Premium Tax implementation Adjustment          $   7.16     $   1.77     $   3.17     $   2.21     $   6.90     $   5.06
--------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM           $   5.12     $   4.13     $   7.50     $   7.48     $  15.84     $  10.11
--------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                $ 357.79     $  88.50     $ 158.62     $ 110.30     $ 345.10     $ 253.20
--------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                  $  14.94     $   0.36     $   1.62     $   1.16     $   1.96     $   0.44
==========================================================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                $ 372.73     $  88.86     $ 160.25     $ 111.45     $ 347.05     $ 253.64
--------------------------------------------------------------------------------------------------------------------------

              [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                        $ 497.41     $  11.55     $ 5,402.48      $ 740.35     $ 575.97     $ 346.29
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment         $  14.60     $   0.00    ($    39.18)     $   0.00     $  15.94     $   9.58
Cost Sharing Proposal Adjustment               $   0.00     $   0.00     $     0.00      $   0.00     $   0.00    ($  15.70)
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                     $  19.27     $   0.00     $     0.00      $   0.00     $   0.00     $   0.00
Hospital Inpatient DRI Trend Update
Adjustment -(4.0% estimate changed to
3.8% actual)                                  ($   0.21)   ($   0.00)   ($     5.09)     $   0.00    ($   0.33)   ($   0.19)
Fee-for-Service Schedule Change (Referral
Physician and Lab & X-Ray COS)                ($   2.02)    $   0.00     $     1.91      $   0.00    ($   2.25)   ($   1.20)
Premium Tax implementation Adjustment          $  10.80     $   0.24     $   109.39      $  15.11     $  12.03     $   6.91
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM           $  42.44     $   0.23     $    67.04      $  15.11     $  25.39    ($   0.89)
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                $ 539.85     $  11.78     $ 5,469.52      $ 755.46     $ 601.35     $ 345.60
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                  $  11.61     $   0.00    ($    12.98)     $   0.00     $   0.00     $   0.00
=============================================================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                $ 551.47     $  11.78     $ 5,456.54      $ 755.46     $ 601.35     $ 345.60
-----------------------------------------------------------------------------------------------------------------------------

              [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
--------------------------------------------------------------------------------------
Originally Awarded PMPM                        $ 1,559.55     $ 734.64     $ 9,466.86
--------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment         $    41.32     $  19.46     $   131.33
Cost Sharing Proposal Adjustment               $     0.00    ($  38.36)    $     0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                     $     0.00     $   0.00     $     0.00
Hospital Inpatient DRI Trend Update
Adjustment -(4.0% estimate changed to
3.8% actual)                                  ($     0.93)   ($   0.42)   ($    21.83)
Fee-for-Service Schedule Change (Referral
Physician and Lab & X-Ray COS)                ($     7.84)   ($   3.51)   ($    46.92)
Premium Tax implementation Adjustment          $    32.49     $  14.53     $   194.48
--------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM           $    65.04    ($   8.29)    $   257.06
--------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                $ 1,624.59     $ 726.34     $ 9,723.91
--------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible(2)                                  $     0.00     $   0.00     $     0.00
======================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                $ 1,624.59     $ 726.34     $ 9,723.91
--------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

              [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment            N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment                  N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                        N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed to
3.8% actual)                                      N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change (Referral
Physician and Lab & X-Ray COS)                    N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment             N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM              N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                   N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                        N/A          N/A          N/A          N/A          N/A          N/A
==========================================================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                   N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------

              [ILLEGIBLE]                     [ILLEGIBLE]     [ILLEGIBLE]    [ILLEGIBLE]   [ILLEGIBLE]    [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                           N/A          $ 1,163.05      $ 37.84       $ 149.42      $ 120.69      $ 279.90
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment            N/A          $    16.99      $  1.05       $   4.81      $   4.48      $   8.80
Cost Sharing Proposal Adjustment                  N/A          $     0.00      $  0.00       $   0.00      $   0.00      $   0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                        N/A          $     0.00      $  0.00       $   0.00      $   0.00      $   0.00
Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed to
3.8% actual)                                      N/A         ($     1.21)    ($  0.01)     ($   0.07)    ($   0.04)    ($   0.13)
Fee-for-Service Schedule Change Referral
Physician and Lab & X-Ray COS)                    N/A         ($     2.00)    ($  0.02)     ($   0.25)    ($   0.37)    ($   1.19)
Premium Tax Implementation Adjustment             N/A          $    24.02      $  0.79       $   3.14      $   2.55      $   5.86
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM              N/A          $    37.80      $  1.82       $   7.63      $   6.61      $  13.34
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                   N/A          $ 1,200.85      $ 39.66       $ 157.05      $ 127.30      $ 293.24
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                        N/A          $     0.00      $  0.00       $   0.00      $   0.00      $   0.00
==================================================================================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                   N/A          $ 1,200.85      $ 39.66       $ 157.05      $ 127.30      $ 293.24
----------------------------------------------------------------------------------------------------------------------------------

                [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]
--------------------------------------------------------------------------
Originally Awarded PMPM                            $ 28.95       $ 77.68
--------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $  0.58       $  2.28
Cost Sharing Proposal Adjustment                   $  0.00       $  0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $  0.00       $  0.00
Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed to
3.8% actual)                                      ($  0.01)     ($  0.03)
Fee-for-Service Schedule Change Referral
Physician and Lab & X-Ray COS)                    ($  0.03)     ($  0.30)
Premium Tax Implementation Adjustment              $  0.60       $  1.63
--------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $  1.15       $  3.57
--------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing
the $20k Reinsurance Deductible                    $ 30.10       $ 81.25
--------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $  0.00       $  0.00
==========================================================================
Adjusted Awarded PMPM for Plans Electing
the $35k Reinsurance Deductible                    $ 30.10       $ 81.25
--------------------------------------------------------------------------

1. The KidsCare age cohort covers Individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     6 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 12-
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

           [ILLEGIBLE]               [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                $353.70     $88.86      $152.00     $110.35     $310.47     $223.79     $449.81
------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                1.46%      2.79%        3.22%       3.71%       3.14%       2.00%       2.94%
Cost Sharing Proposal Adjustment          0.00%      0.00%        0.00%       0.00%       0.00%       0.00%       0.00%
Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                               -1.74%      0.09%       -0.13%       1.70%      -0.02%       0.18%       3.76%
Hospital Impatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                  -0.10%     -0.02%       -0.05%      -0.03%      -0.05%      -0.02%      -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab
& X-Ray COS)                             -0.17%     -0.06%       -0.16%      -0.30%      -0.41%      -0.09%      -0.38%
Premium Tax Implementation
Adjustment                                2.04%      2.04%        2.04%       2.04%       2.04%       2.04%       2.04%
------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                   1.45%      4.89%        4.97%       7.27%       4.75%       4.16%       8.53%
------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             $358.83     $93.21      $159.55     $118.37     $325.20     $233.10     $488.19
------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                 3.87%      0.36%        0.95%       0.91%       0.56%       0.18%       2.21%
========================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                             $372.71     $93.54%     $161.08     $119.45     $327.04     $233.51     $496.98
------------------------------------------------------------------------------------------------------------------------

           [ILLEGIBLE]               [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                $16.00     $5,610.56    $740.35     $516.02     $405.62    $1,509.89    $742.57    $9,000.32
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                               0.00%        -0.73%      0.00%       2.77%       2.77%        2.65%      2.65%        1.39%
Cost Sharing Proposal Adjustment         0.00%         0.00%      0.00%       0.00%      -4.41%        0.00%     -5.09%        0.00%
Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                               0.00%         0.00%      0.00%       0.00%       0.00%        0.00%      0.00%        0.00%
Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                 -0.02%        -0.09%      0.00%      -0.06%      -0.06%       -0.06%     -0.06%       -0.23%
Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                               0.00%         0.04%      0.00%      -0.38%      -0.38%       -0.49%     -0.49%       -0.49%
Premium Tax Implementation
Adjustment                               2.04%         2.04%      2.04%       2.04%       2.04%        2.04%      2.04%        2.04%
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base
PMPM(2)                                  2.02%         1.24%      2.04%       4.41%      -0.20%        4.17%     -1.13%        2.72%
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             $16.32     $5,680.18    $755.48     $538.76     $404.81    $1,572.86    $734.18    $9,244.71
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible(3)                0.00%        -0.21%      0.00%       0.00%       0.00%        0.00%      0.00%        0.00%
====================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                             $16.32     $5,668.10    $755.46     $538.76     $404.81    $1,572.86    $734.18    $9,244.71
------------------------------------------------------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

              [ILLEGIBLE]                  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                        N/A          N/A          N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment         N/A          N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment               N/A          N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed to
3.8% actual)                                   N/A          N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray
COS)                                           N/A          N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment          N/A          N/A          N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)        N/A          N/A          N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
====================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance Deductible       N/A          N/A          N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

              [ILLEGIBLE]                  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                     $1,158.74    $   37.84    $  149.42    $  120.69    $  279.90    $   29.05    $   77.68
------------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment           1.46%        2.79%        3.22%        3.71%        3.14%        2.00%        2.94%
Cost Sharing Proposal Adjustment                 0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic
and Transplant Data Adjustment                   0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed to
3.8% actual)                                    -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%       -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray
COS)                                            -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%       -0.38%
Premium Tax Implementation Adjustment            2.04%        2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
------------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)         3.25%        4.80%        5.11%        5.47%        4.77%        3.97%        4.60%
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                  $1,196.40    $   39.66    $  157.05    $  127.30    $  293.24    $   30.21    $   81.25
------------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
====================================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance Deductible    $1,196.40    $   39.66    $  157.05    $  127.30    $  293.24    $   30.21    $   81.25
------------------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes Individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

3. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     7 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                            - HEALTH CHOICE: GSA 12 -
                              (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

        [ILLEGIBLE]         [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM       $353.70     $ 88.86     $152.00     $110.35     $310.47     $223.79     $449.81     $ 16.00
-------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                    $  5.17     $  2.48     $  4.90     $  4.09     $  9.76     $  4.49     $ 13.20     $  0.00
Cost Sharing Proposal
Adjustment                    $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00     $  0.00
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment              ($  6.25)    $  0.08    ($  0.21)    $  1.95    ($  0.06)    $  0.41     $ 17.43     $  0.00
Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                 ($  0.36)   ($  0.02)   ($  0.07)   ($  0.04)   ($  0.15)   ($  0.04)   ($  0.10)   ($  0.00)
Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)         ($  0.60)   ($  0.06)   ($  0.26)   ($  0.35)   ($  1.32)   ($  0.21)   ($  1.82)    $  0.00
Premium Tax Implementation
Adjustment                    $  7.18     $  1.86     $  3.19     $  2.37     $  6.50     $  4.66     $  9.76     $  0.33
-------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                     $  5.13     $  4.35     $  7.55     $  8.02     $ 14.73     $  9.31     $ 38.38     $  0.32
-------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible        $358.83     $ 93.21     $159.55     $118.37     $325.20     $233.10     $488.19     $ 16.32
-------------------------------------------------------------------------------------------------------------------------
Impact of Electing, the
$35k Reinsurance
Deductible (2)                $ 13.88     $  0.33     $  1.51     $  1.08     $  1.83     $  0.41     $ 10.79     $  0.00
=========================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible        $372.71     $ 93.54     $161.06     $119.45     $327.04     $233.51     $496.98     $ 16.32
-------------------------------------------------------------------------------------------------------------------------

        [ILLEGIBLE]         [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM      $5,610.56    $740.35     $516.02     $ 405.62   $1,509.89    $742.57    $9,000.32
--------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                  ($   40.68)   $  0.00     $ 14.28     $  11.23   $   40.00    $ 19.67    $  124.86
Cost Sharing Proposal
Adjustment                   $    0.00    $  0.00     $  0.00    ($  18.39)  $    0.00   ($ 38.76)   $    0.00
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment              $    0.00    $  0.00     $  0.00     $   0.00   $    0.00    $  0.00    $    0.00
Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                ($    5.28)   $  0.00    ($  0.30)   ($   0.22) ($    0.90)  ($  0.42)  ($   20.76)
Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)         $    1.98    $  0.00    ($  2.01)   ($   1.51) ($    7.59)  ($  3.54)  ($   44.61)
Premium Tax Implementation
Adjustment                   $  113.60    $ 15.11     $ 10.78     $   8.10   $   31.46    $ 14.68    $  184.89
--------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                    $   69.82    $ 15.11     $ 22.74    ($   0.81)  $   62.97   ($  8.38)   $  244.39
--------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible       $5,680.18    $755.46     $538.76     $ 404.81   $1,572.86    $734.18    $9,244.71
--------------------------------------------------------------------------------------------------------------
Impact of Electing, the
$35k Reinsurance
Deductible (2)              ($   12.07)   $  0.00     $  0.00     $   0.00   $    0.00    $  0.00   $     0.00
==============================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible       $5,668.10    $755.46     $538.76     $ 404.81   $1,572.86    $734.18   $ 9,244.71
--------------------------------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

        [ILLEGIBLE]              [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM              N/A           N/A          N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                           N/A           N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal
Adjustment                           N/A           N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment                      N/A           N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                         N/A           N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)                 N/A           N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation
Adjustment                           N/A           N/A          N/A          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                            N/A           N/A          N/A          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible               N/A           N/A          N/A          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Impact of Electing the
$35k Reinsurance
Deductible                           N/A           N/A          N/A          N/A          N/A          N/A          N/A
=======================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible               N/A           N/A          N/A          N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

        [ILLEGIBLE]          [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM       $1,158.74   $   37.84   $  149.42   $  120.69   $  279.90   $   29.06   $   77.68
----------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                    $   16.93   $    1.05   $    4.81   $    4.48   $    8.80   $    0.58   $    2.28
Cost Sharing Proposal
Adjustment                    $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00
Reinsurance Incorporating
Catastrophic and Transplant
Data Adjustment               $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00
Hospital Inpatient DRI
Trend Update Adjustment -
(4.0% estimate changed to
3.8% actual)                 ($    1.21) ($    0.01) ($    0.07) ($    0.04) ($    0.13) ($    0.01) ($    0.03)
Fee-for-Service Schedule
Change (Referral Physician
and Lab & X-Ray COS)         ($    1.99) ($    0.02) ($    0.25) ($    0.37) ($    1.19) ($    0.03) ($    0.30)
Premium Tax Implementation
Adjustment                    $   23.93   $    0.79   $    3.14   $    2.55   $    5.86   $    0.60   $    1.63
---------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM                     $   37.86   $    1.82   $    7.63   $    6.61   $   13.34   $    1.15   $    3.57
---------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
Plans Electing the $20k
Reinsurance Deductible        $1,196.40   $   39.66   $  157.05   $  127.30   $  293.24   $   30.21   $   81.25
---------------------------------------------------------------------------------------------------------------
Impact of Electing the
$35k Reinsurance
Deductible                    $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00   $    0.00
===============================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible        $1,196.40   $   39.66   $  157.05   $  127.30   $  293.24   $   30.21   $   81.25
---------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

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